SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) September 16, 1996.


                             HEALTH MANAGEMENT, INC.
       (Exact Name of Registrant as Specified in Charter)


     Delaware             0-18472              75-2096632
(State or other          (Commission File     (I.R.S. Employer
jurisdiction of               Number)         Identification No.)
incorporation or
organization)


1371-A Abbott Court, Buffalo Grove, Illinois 60089
(Address of principal executive offices)            (Zip Code)


                         (800) 648-1975
        (Registrant's telephone number, including area code)



     (Former name, former address and former fiscal year, if changed since last report.)






Item 5.  Other Events.

     On September 16, 1996, the Registrant entered into an Employment Agreement dated as of September 9, 1996 (the "Employment Agreements") with each of James
R. Mieszala, the Chief Operating Officer of the Registrant, and Paul S. Jurewicz, the Chief Financial Officer, an Executive Vice President, the Treasurer and an Assistant Secretary of the Registrant (the "Executives"). The Employment Agreements replaced the original employment agreements of the Executives. A copy of the Employment Agreements are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

     On September 17, 1996 the Registrant announced that it had signed a Stipulation of Partial Settlement providing for the settlement of all the pending shareholder class action lawsuits filed against the Registrant, and that preliminary court approval had been obtained in the United States District Court for the Eastern District of New York. The Stipulation of Partial Settlement provides for, among other things, the payment of $2,000,000 in cash, the issuance of 2,200,000 shares of Common Stock of the Registrant and warrants to purchase 2,200,000 shares of Common Stock. A hearing for final approval is currently scheduled for November 8, 1996. A copy of the Stipulation of Partial Settlement is attached to this Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

     On each of September 16, 1996 and September 17, 1996, the Registrant issued a press release, a copy of each of which is attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and each is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number                Description

     10.1 Employment Agreement dated as of September 9, 1996 between Health Management, Inc. and James R. Mieszala.

     10.2 Employment Agreement dated as of September 9, 1996 between Health Management, Inc. and Paul S. Jurewicz.

     10.3 Stipulation of Partial Settlement dated September 16, 1996 between Health Management, Inc. and the Representative Plaintiffs.

     99.1 Press release dated September 16, 1996 issued by the Registrant.

     99.2 Press release dated September 17, 1996 issued by the Registrant.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HEALTH MANAGEMENT, INC.
                              (Registrant)


Date:  September __, 1996

                                 /s/ W. James Nicol
                              Name:   W. James Nicol
                              Its:    President



                                Index to Exhibits


  Exhibit                                             Sequential
  Number                  Description                  Page No.

   10.1    Employment Agreement dated as of
           September 9, 1996 between Health
           Management, Inc. and James R. Mieszala
   10.2    Employment Agreement dated as of
           September 9, 1996 between Health
           Management, Inc. and Paul S. Jurewicz

   10.3    Stipulation of Partial Settlement dated
           September 16, 1996 between Health
           Management, Inc. and the Representative
           Plaintiffs.

   99.1    Press release dated September 16, 1996
           issued by the Registrant.
   99.2    Press release dated September 17, 1996
           issued by the Registrant.